UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 5, 2003
(Date of earliest event reported)

BLACK HILLS CORPORATION

South Dakota	001-31303	46-0458824
(State of Incorporation)	(Commission File No.)	(IRS Employer
(Identification Number)

625 Ninth Street
P. O. Box 1400
Rapid City, South Dakota 57709
(605) 721-1700

Item 7.	Financial Statements and Exhibits.

(c)	Exhibit:

99	Press Release dated May 5, 2003.

Item 9.	Information Being Provided Under Item 12.

On May 5, 2003 the Registrant issued a press release announcing earnings for the first quarter of 2003 of $0.52 per share, including a loss of $0.10 per share resulting from an accounting change.

The press release is attached as an exhibit to this Form 8-K and incorporated herein by reference.

This information shall be considered to be "filed" under the Securities and Exchange Act of 1934.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By: /s/Mark T. Thies Mark T. Thies Executive Vice President and Chief Financial Officer

Date: May 6, 2003

EXHIBIT INDEX
to

Black Hills Corporation
May 5, 2003 Form 8-K

Exhibit Number	Description

99	Press Release dated May 5, 2003.

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